                                                                     Exhibit 4.1


                                                                    COMMON STOCK

Incorporated under the laws            VOLCOM, INC.           CUSIP: 92864N 10 1
of the State of Delaware

                                                         SEE REVERSE FOR CERTAIN
                                                               DEFINITIONS

NUMBER

VLCM-__________


     THIS CERTIFIES THAT

                                  ************

     is the record holder of ***********

     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF

     VOLCOM, INC. (the "Corporation"), transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation and any amendment thereto.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    Dated:


    ---------------------------                 ----------------------------
    Chief Financial Officer                     President and
    and Secretary                               Chief Executive Officer

Countersigned and Registered:
    U.S. Stock Transfer Corporation
      Transfer Agent and Registrar

By:____________________________________
   Authorized Signature


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                                  VOLCOM, INC.


     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS SHALL BE MADE TO THE CORPORATION'S SECRETARY AT THE PRINCIPAL OFFICE OF THE CORPORATION.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

    TEN COM - as tenants in common
    TEN ENT - as tenants by the entireties
    JT TEN  - as joint tenants with right
              of survivorship and not as
              tenants in common


UNIF GIFT MIN ACT  - ________ Custodian _______________
                      (Cust)               (Minor)
under Uniform Gifts to Minors
Act ____________________________________________________
                           (State)

     Additional abbreviations may also be used though not in the above list.

UNIF TRF MIN ACT  - __________ (Custodian (until age ___)
                     (Cust)

                    __________ under Uniform Transfers
                     (Minor)

                    to Minors Act _______________________
                                         (State)


For value received, ______________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------------

--------------------------------------------

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint ______________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED _______________________

                              X ________________________________________________

                              X ________________________________________________
                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed: ______________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.